UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 15, 2007

Piedmont Community Bank Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-52453	20-8264706
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

110 Bill Conn Parkway, Gray, Georgia 31032

(Address of Principal Executive Offices, including Zip Code)

(478) 986-5900

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 15, 2007 Piedmont Community Bank Group, Inc. (the “Registrant”) announced financial results for the quarter and year ended December 31, 2006. The Registrant became the successor issuer to Piedmont Community Bank (the “Bank”) on February 7, 2007 when the Bank reorganized into a holding company structure. Therefore, the information presented represents the results of the Bank when it was a stand-alone institution. A copy of the press release announcing the Registrant’s results for the quarter and year ended December 31, 2006 is attached hereto as Exhibit 99.1.

The information set forth above, including exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific references in such filings.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release of Registrant dated March 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 15, 2007	PIEDMONT COMMUNITY BANK GROUP, INC.

	By:	/s/ Julie Simmons
Julie Simmons
Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Document
99.1	Press Release of Registrant dated March 15, 2007